STOCKJUNGLE.COM TRUST

                         Supplement dated June 16, 2000
                      to the Prospectus dated June 7, 2000

FOR THE STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND, THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND AND THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND (EACH, A "FUND," AND, COLLECTIVELY, THE "FUNDS").

     The Board of Trustees of StockJungle.com Trust has approved a proposed increase in the expense cap of each Fund from 1.00% to 1.45% of each Fund's average daily net assets. The proposed fee structure change is subject to approval by the shareholders of each Fund. A shareholder meeting to seek such approval is expected to occur prior to the end of the third quarter of this year. Proxy materials containing detailed information and seeking approval of the fee structure change will be delivered to the Funds' shareholders.